                                                                 Exhibit 10.7(b)

                                SECOND AMENDMENT

This Second Amendment is entered and made as of December 20, 2000 (the "Amendment") as an amendment to the Chautauqua Jet Service Agreement dated as of March 19, 1999, by and betwccn US Airways, Inc. ("US Airways") and CHAUTAUQUA AIRLINES. INC. ("Chautauqua") as amended by the First Amendment dated as of September 6, 2000 (as amended, the "Agreement").

                                   WITNESSETH:

WHEREAS, US Airways and Chautauqua have entered into the Agreement; and

WHEREAS, US Airways and Chautauqua desire to further amend certain provisions of the Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which is acknowledged US Airways and Chautauqua hereby agree as follows:

1. Section 2.1 is hereby amended by deleting "twenty (20) active and 1 spare" as stated in item 1 of the First Amendment and replacing it with, "twenty (25) active and (1) spare EMB-145 LR" which have an engine performance rating at least as high as the rating provided by the Rolls Royce engine with an AIP rating. Chautauqua represents that all aircraft delivered after November 2000 shall be configured with the AIP performance rating, subject to FAA certification, and that Chautauqua shall use its best efforts to retro-fit the existing US Airways ERJ Fleet with, the AIP performance modification in a timely manner.

2. Exhibit 2.1 of the Agreement is hereby deleted in its entirety and replaced with Exhibit 2.1 attached hereto.

--------------------

Certain portions of this exhibit have been ommitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

3. (a) Exhibit 5.1 of the Agreement is hereby deleted in its entirety and replaced with Exhibit 5.1 attached hereto as of December 20, 2000.

   (b) US Airways reserves the right but not the obligation to provide Hull Insurance and Passenger Liability Insurance at the levels specified in the
   Section 6 of the Agreement or at mutually agreed levels in lieu of payment far Hull Insurance and Passenger Liability Insurance as specified in the Pricing Model.

4. As of the date when the twenty second (22nd) aircraft is placed into service, Section 5.5 is hereby amended by deleting " [*] as stated in the first sentence of Section 5.5 and replacing it with" [*].

5. Section 7.1 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

"7.1 This Agreement is effective as of March 19, 1999 and Services provided hereunder will continue, without interruption until March 1, 2009 unless it is terminated on an earlier date pursuant to the provisions of this Article 7 of the Agreement. US Airways will have the right to extend the term of this Agreement by three (3) years upon twelve (12) months notice prior to the end of the initial term."

--------------------
* Confidential
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Except as amended hereby, the Agreement remains unchanged in all other respects.
Upon its execution, this Second Amendment, together with the Agreement, will be the complete and binding understanding of the parties with respect to the terms and conditions of the Agreement, as amended by the terms set forth heroin.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

     CHAUTAUQUA AIRLINES, INC.               US AIRWAYS, INC.

     /s/ Bryan Bedford                       /s/ Thomas M. Hanley
    ------------------------                --------------------------
     By:    Bryan Bedford                    By:    Thomas M. Hanley
     Title: President                        Title: Vice President, US Airways

EXHIBIT 2.1 IMPLEMENTATION SCHEDULE OF AIRCRAFT DEPLOYMENT

                                  NUMBER OF
DATE                         OPERATIONAL AIRCRAFT

Date of Amendment                 11

January 2001                      12

May 2001                          13

July 2001                         14

July 2001                         15

August 2001                       16

September 2001                    17

September 2001                    18

October 2001                      19

October 2001                      20

November 2001                     21

December 2001                     22

December 2001                     23

January 2001                      24

February 2002                     25

March 2002                        26

EXHIBIT 5.1 PRICING MODEL PER 2ND AMENDMENT

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[U.S AIRWAYS LOGO]

     DATA TRANSMITTAL. COVER SHEER

     Date: December 20, 2000

     Time: 4;05 PM

     To: Bryan Bedford / Fax: 317-484-6047

     From: Tom Hanley

     Number of Pages (including cover sheet): 8

     ===============================================================

     Comments:

     Re: Second Amendment














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     Telephone Number: 703-872-7617